SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 5, 1999



                          COMPAQ COMPUTER CORPORATION

            (Exact Name of Registrant as Specified in its Charter)


                 DELAWARE            1-9026            76-0011617
                 --------            ------            ----------
            (State or Other        (Commission       (IRS Employer
            Jurisdiction of        File Number)   Identification No.)
             Incorportion)

                    20555  SH 249                         77070
                   HOUSTON, TEXAS
                   --------------                      -------------
         (Address of Principal Executive Offices)       (Zip Code)


                                (281) 370-0670
                                --------------
             (Registrant's telephone number, including area code)



         (Former Name or Former Address, if Changed Since Last Report)



      ITEM  5.    OTHER  EVENTS.

      In  a  release  dated  April 5, 1999, Compaq Computer Corporation (NYSE:
CPQ) announced the completion of its purchase of Zip2 Corporation. Upon the acquisition Zip2 Corporation became an operating division of AltaVista
Company,  a  wholly  owned  subsidiary  of  Compaq.

      ITEM  7.    EXHIBITS.

      Exhibit 99 News Release dated April 5, 1999, announcing that the acquisition of Zip2 Corporation is completed.

          SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    							 COMPAQ  COMPUTER  CORPORATION


Dated:  April  5,  1999                    By: /s/ Linda S. Auwers
                                               -----------------------
                                               Linda  S.  Auwers
                                               Vice  President, Associate
                                               General  Counsel and Assistant
                                               Secretary